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                                EXHIBIT 10.23(a)
                            FIRST AMENDMENT TO LEASE

This First Amendment to Lease ("First Amendment") is made and shall be effective for all purposes as of the 10th day of July, 1999 by and between 2200 West Park Realty Trust ("Landlord") and Osicom Technologies, Inc. ("Tenant").

                                   WITNESSETH

WHEREAS, Tenant and Landlord entered into an Office Building Lease ("Original Lease") dated July 1, 1999 for 3,728 square feet of Rentable Square Feet (RSF) of Premises located on the third floor of 2200 West Park Drive, Westborough, Massachusetts, and

WHEREAS, Landlord and Tenant desire to amend the Lease to extend the Rent Commencement Date as more fully described hereafter.

NOW, THEREFORE, in consideration of the mutual promise herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Lease shall be amended as follows:

1. Landlord and Tenant hereby incorporate all terms and provisions of the Lease herein contained as is specifically set forth, except as said terms are modified herein. Capitalized terms not specifically defined in this amendment shall have the same meaning given to the terms in the Lease.

2.    Article 1, Section 1.01

a)    Delete:
      "RENT COMMENCEMENT DATE: 9/01/1991,

      Insert:
      "RENT COMMENCEMENT DATE: 9/10/1991,

b)    Delete:
      "BASIC RENT: SEE SCHEDULE BELOW:

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        PERIOD      RATE PER SQ.FT     ANNUAL RENT     MONTHLY RENT
-------------------------------------------------------------------------------
Year 1            23.50             87,600          7,300.67
-------------------------------------------------------------------------------
Year 2            23.50             87,600          7,300.67
-------------------------------------------------------------------------------
Year 3            23.50             87,600          7,300.67
-------------------------------------------------------------------------------
Year 4            24-50             91,33           7,611.33
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Year 5            24.50             91,336          7,611.33
-------------------------------------------------------------------------------

Insert:
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"BASIC RENT: SEE SCHEDULE BELOW:"

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        PERIOD       RATE PER SQ.FT.    ANNUAL RENT       MONTHLY RENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9/10/99-9/30/99    23.50              N/A               5,110.47
--------------------------------------------------------------------------------
2nd - 12th month   23.50              80,307.33         7,300.67
--------------------------------------------------------------------------------
Year 2             23.50              87,608            7,300.67
--------------------------------------------------------------------------------
Year 3             23.50              87,608            7,300.67
--------------------------------------------------------------------------------
Year 4             24.50              91,336            7,611.33
--------------------------------------------------------------------------------
Year 5             24.50              91,336            7,611.33
--------------------------------------------------------------------------------

In all other respects, the Original Lease of July 1, 1999 is hereby ratified, confirmed, and approved.

IN WITNESS WHEREOF, the parties hereto have executed the Second Amendment to Lease of the date set forth above.

LANDLORD                         TENANT:
2200 West Park Realty Trust      Osicom Technologies, Inc.


/s/ Leslie S. Carey              /s/ Gilbert G. Goldbeck

Leslie S. Carey, Trustee         Gilbert G. Goldbeck, Vice President - Finance
Date: July 10, 1999                      Date: July 10, 1999